Exhibit 99.1

KPMG LLP

600 de Maisonneuve Blvd West

Suite 1500, Tour KPMG

Montréal (Québec) H3A 0A3

Tel. 514-840-2100

Fax. 514-840-2187

www.kpmg.ca

Independent Accountants’ Agreed-Upon Procedures Report

eStruxture Data Centers Inc. (the “Company”)

Guggenheim Securities, LLC (the “Structuring Agent”)

Scotia Capital (USA) Inc.

(together, the “Specified Parties”)

Re:	eStruxture Issuer Limited Partnership, Secured Data Center Revenue Term Notes, Series 2025-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “eStruxture 2025-1 Data Tape (2025.04.24).xlsb” provided by the Structuring Agent on April 24, 2025, on behalf of the Company, containing information on 5,332 service orders (the “Service Orders”) as of January 1, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering of eStruxture Issuer Limited Partnership, Secured Data Center Revenue Term Notes, Series 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

KPMG LLP, an Ontario limited liability partnership and member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

KPMG Canada provides services to KPMG LLP.

•	The term “reporting threshold” means that dollar amounts were within $0.01, percentages were within 0.1%, and Contract Start Date, Contract End Date, and Original Term were within 30 days.

•	The term “Statistical Calculation Date” means January 1, 2025.

•	The term “Top Customers” means the top 10 customers whose attribute “Top 10 Customers” is not equal to “Other” in the Data File.

•

The term “Regular Customers” means customers whose attribute “Top 10 Customers” is equal to “Other” in the Data File. Top Customers and Regular Customers together constitute the “Customer Category Definitions.”

•

The term “Service Orders Information” means the following documents provided by the Structuring Agent, on behalf of the Company, for the Selected Service Orders (defined below): (i) scanned agreements, (ii) scanned amended and/or restated agreements, (iii) scanned sales orders, and (iv) Company’s accounting system screenshots. We make no representation regarding the validity or accuracy of the Servicer Orders Information.

•

The term “Support Information File” means an email message entitled “EXTERNAL RE eStruxture 2025-1 AUP – Tape to File.msg” containing information for Contract End Date, provided by the Structuring Agent on April 28, 2025, on behalf of the Company.

•	The term “Source Documents” means the Service Orders Information and Support Information File.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Provided Information” means the Statistical Calculation Date, Customer Category Definitions, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 100 Service Orders from the Data File as follows:

(i)	Selected one (1) Service Order for each of the 10 Top Customers from the Top Customer’s Service Orders for a total of 10 Service Orders (the “Top Customers Sample”), and

(ii)	Selected 90 Service Orders from the Regular Customers’ Service Orders (the “Regular Customers Sample”).

The Top Customers Sample and Regular Customers Sample together constitute the “Selected Service Orders.” The Company did not inform us of the basis they used to determine the number of Services Orders we were instructed to randomly select from the Data File. A listing of the Selected Service Orders is attached as Exhibit A.

B.

For each Selected Service Order, we compared or recomputed the specified attributes in the Data File listed in Exhibit B to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable, listed in Exhibit B. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in Exhibit B.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Service Orders, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Service Orders to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Service Orders being securitized, (iii) the compliance of the originator of the Service Orders with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Service Orders that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Montreal, Quebec

June 20, 2025

Exhibit A

Selected Service Orders

Selected Service Order	Service Order ID*	Top 10 Customers	Selected Service Order	Service Order ID*	Top 10 Customers
1	20251001	Yes	51	20251051	No
2	20251002	Yes	52	20251052	No
3	20251003	Yes	53	20251053	No
4	20251004	Yes	54	20251054	No
5	20251005	Yes	55	20251055	No
6	20251006	Yes	56	20251056	No
7	20251007	Yes	57	20251057	No
8	20251008	Yes	58	20251058	No
9	20251009	Yes	59	20251059	No
10	20251010	Yes	60	20251060	No
11	20251011	No	61	20251061	No
12	20251012	No	62	20251062	No
13	20251013	No	63	20251063	No
14	20251014	No	64	20251064	No
15	20251015	No	65	20251065	No
16	20251016	No	66	20251066	No
17	20251017	No	67	20251067	No
18	20251018	No	68	20251068	No
19	20251019	No	69	20251069	No
20	20251020	No	70	20251070	No
21	20251021	No	71	20251071	No
22	20251022	No	72	20251072	No
23	20251023	No	73	20251073	No
24	20251024	No	74	20251074	No
25	20251025	No	75	20251075	No
26	20251026	No	76	20251076	No
27	20251027	No	77	20251077	No
28	20251028	No	78	20251078	No
29	20251029	No	79	20251079	No
30	20251030	No	80	20251080	No
31	20251031	No	81	20251081	No
32	20251032	No	82	20251082	No
33	20251033	No	83	20251083	No
34	20251034	No	84	20251084	No
35	20251035	No	85	20251085	No
36	20251036	No	86	20251086	No
37	20251037	No	87	20251087	No
38	20251038	No	88	20251088	No
39	20251039	No	89	20251089	No
40	20251040	No	90	20251090	No
41	20251041	No	91	20251091	No
42	20251042	No	92	20251092	No
43	20251043	No	93	20251093	No
44	20251044	No	94	20251094	No
45	20251045	No	95	20251095	No
46	20251046	No	96	20251096	No
47	20251047	No	97	20251097	No
48	20251048	No	98	20251098	No
49	20251049	No	99	20251099	No
50	20251050	No	100	20251100	No

(*) The Company has assigned a unique alphanumberic Service Order ID to each Service Order in the Data File. The Service Order IDs referred to in this Exhibit are not the Service Order #’s.

Exhibit B

Source Documents and Instructions

#	Attribute Name	Attribute Name in the Data File	Source Documents / Instructions
1	Service Order #	Service Order #	N/A. Unique identifier for informational purposes only.
2	Location	Location	Service Orders Information
3	Contract Start Date	Consolidated Contract Start Date	Service Orders Information If the Contract Start Date was not listed in the Service Orders Information, compare to the Billing Start Date in the Service Orders Information.
4	Contract End Date	Contract End Date

Service Orders Information, Support Information File

If the Original Term is listed in the Service Orders Information as “Month to Month” (“M2M”), assume the Contract End Date to be “M2M” , as instructed by the Company.

5	Original Term	Original Term (months)	Service Orders Information
6	Remaining Term	Remaining Term (months)	Service Orders Information If the Original Term is listed in the Service Orders Information is “Month to Month”, assume the Remaining Term to be “M2M”, as instructed by the Company.
7	Renewal Term	Renewal Term (months)	Service Orders Information
8	Remaining Term w/ Renewal	Remaining Term w/ Renewal (months)

Service Orders Information

If the Remaining Term w/ Renewal is not listed in the Service Orders Information, recompute as the sum of the Remaining Term and Renewal Term.

If the Renewal Term is M2M and the Remaining Term is not M2M, assume the Remaining Term w/ Renewal to be equal to the Remaining Term, as instructed by the Company.

9	Billing Quantity	Quantity	Service Orders Information
10	Billing Rate	Item Rate (Converted to CAD)	Service Orders Information
11	MRR (Monthly Recurring Revenue)	MRR (NetSuite)	Service Orders Information If MRR was listed in the Service Orders Information as of a date other than the Statistical Calculation Date, recompute using the following methodology:

#	Attribute Name	Attribute Name in the Data File	Source Documents / Instructions

MRR = (MRR listed in Service Orders Information) * (1 + Escalator Rate) ^n, where n is equal to the time, in years, between the date on which the most recent escalation occurred as listed in the Service Orders Information and Statistical Calculation Date.

If MRR was not listed in the Service Orders Information, recompute using the following methodology:

MRR = Billing Quantity * Billing Rate

12	Escalator Rate	Escalator Type	Service Orders Information